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                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ---------------------

                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)          April 22, 1998
                                                      ----------------------


                           PARK-OHIO INDUSTRIES, INC.
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             (Exact name of registrant as specified in its charter)



           Ohio                      0-3134                   34-6520107
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(State or other jurisdiction      (Commission                (IRS Employer
     of incorporation)             File Number)            Identification No.)



          23000 Euclid Avenue
          Cleveland, Ohio                                           44117
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(Address of principal executive offices)                          (Zip Code)



Registrant's telephone number, including area code     (216) 692-7200
                                                  ---------------------------


ITEM 5.        OTHER EVENTS
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     On April 22, 1998, the Company issued a press release announcing the results of the first quarter of 1998. A copy of the press release is attached as Exhibit 99.

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ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS
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              1.  (c)  Exhibits

                       99 Press Release of Park-Ohio Industries, Inc. dated April 22, 1998.



                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  April 23, 1998        PARK-OHIO INDUSTRIES, INC.
                              --------------------------
                                     (Registrant)


                              By:  /s/ James S. Walker
                                  -----------------------
                              Name:  James S. Walker
                              Title: Vice President and Chief Financial Officer



                                  EXHIBIT INDEX


Exhibit No.            Exhibit
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99                     Press Release of Park-Ohio Industries, Inc.
                       dated April 22, 1998.